UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

Stamford Industrial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 21st Floor, Stamford, Connecticut 06901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (203) 428-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  Previous independent registered public accounting firm.

On July 1, 2008, Stamford Industrial Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) reporting that on June 25, 2008, the Company approved a change in the independent accountants of the Company from McGladrey & Pullen, LLP (“McGladrey”) to PricewaterhouseCoopers LLP. We have provided McGladrey with the Current Report and McGladrey has furnished us with a letter dated July 8, 2008, addressed to the Securities and Exchange Commission stating that it agrees with the statements contained in the Current Report. This letter has been filed as Exhibit 16.1 to this Amendment No. 1 to the Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:

16.1	Letter dated July 8, 2008, from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountants.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 8, 2008	Stamford Industrial Group, Inc. By: /s/ Jonathan LaBarre Jonathan LaBarre, Chief Financial Officer

Exhibit Index

16.1	Letter dated July 8, 2008, from McGladrey & Pullen, LLP to the Securities and Exchange Commission regarding change in certifying accountants.